CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Dale Jarrett Racing Adventure, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004 (the "Report") fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                 /s/ Timothy B. Shannon
                                 ----------------------
                                 Timothy B. Shannon
                                 Chief Executive Officer

October 14, 2004




                             CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Dale Jarrett Racing Adventure, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004 (the "Report") fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                 /s/ John Ervin
                                 ----------------------
                                 John Ervin
                                 Chief Financial Officer

October 14, 2004